GARTMORE MUTUAL FUNDS

Northpointe Small Cap Value Fund

Prospectus Supplement dated July 2, 2004
to Prospectus dated March 1, 2004

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	The following information replaces the last two paragraphs in the section entitled “Purchase Price” in the “Buying and Selling Fund Shares” section on page 8 the Prospectuses:

If current prices are not available for a security, or if Gartmore SA Capital Trust (“GSACT”), as the Fund’s administrator, or its agent, determines a price does not represent fair value, the Fund’s investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. Fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV.

Beginning July 1, 2004, the Funds to the extent that they hold foreign equity securities will also begin to value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the time a Fund’s NAV is calculated. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Funds’ NAV is calculated, the Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the net asset value of a Fund. When a Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

2.	Effective July 1, 2004, the following information replaces the “Exchange Fees” section contained under the section “Excessive Trading” in each of the respective Prospectuses:

Exchange Fees

The following Gartmore Funds may assess the fee listed below on the total value of shares that are exchanged out of one of these funds into another Gartmore Fund if you have held the shares of the fund with the exchange fee for less than the minimum holding period listed below:

		Minimum
		Holding
Fund	Exchange Fee	Period (days)
Gartmore Emerging Markets Fund	2.00%	90
Gartmore Focus Fund	2.00%	30
Gartmore Global Financial Services Fund	2.00%	90
Gartmore Global Health Sciences Fund	2.00%	90
Gartmore Global Technology and Communications Fund	2.00%	90
Gartmore Global Utilities Fund	2.00%	90
Gartmore International Growth Fund	2.00%	90
Gartmore U.S. Growth Leaders Long-Short Fund	2.00%	90
Gartmore Nationwide Leaders Fund	2.00%	30
Gartmore Growth Fund	2.00%	30
Gartmore Nationwide Fund	2.00%	30
Gartmore U.S. Growth Leaders Fund	2.00%	30
Gartmore Worldwide Leaders Fund	2.00%	90
Gartmore Small Cap Growth Fund	2.00%	90
Gartmore Micro Cap Equity Fund	2.00%	90
Gartmore Mid Cap Growth Fund	2.00%	90
Gartmore Millennium Growth Fund	2.00%	90
Gartmore Large Cap Value Fund	2.00%	30
Gartmore Small Cap Fund	2.00%	90
Gartmore Value Opportunities Fund	2.00%	90
Gartmore High Yield Bond Fund	2.00%	5
Gartmore Bond Fund	2.00%	5
Gartmore Tax-Free Fund	2.00%	5
Gartmore Government Bond Fund	2.00%	5
Gartmore S&P 500 Index Fund	2.00%	5
Gartmore International Index Fund	2.00%	5
Gartmore Mid Cap Market Index Fund	2.00%	5
Gartmore Small Cap Index Fund	2.00%	5
Gartmore Bond Index Fund	2.00%	5

The exchange fee is paid directly to the applicable Fund whose shares are being redeemed and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. If you exchange assets into a Fund with a redemption/exchange fee, a new period begins at the time of the exchange.

Exceptions to the Redemption/Exchange Fee. Only certain intermediaries have agreed to collect the Fund’s redemption or exchange fee from their customer’s accounts. In addition, the redemption or exchange fee does not apply to certain types of accounts held through intermediaries, including:

•	Certain broker wrap fee and other fee-based programs

•	Certain omnibus accounts where the omnibus account holder does not have the capability to impose a redemption or exchange fee on its underlying customers’ accounts; and

•	Certain intermediaries that do not or can not report to the Fund sufficient information to impose a redemption or exchange fee on their customers’ accounts.

To the extent that a redemption fee or exchange fee cannot be collected on particular transactions and excessive trading occurs, then the remaining Fund shareholders bear the expense of such frequent trading.

In addition, the redemption or exchange fee does not apply to:

•	Shares sold or exchanged under regularly scheduled withdrawal plans

•	Shares purchased through reinvested dividends or capital gains

•	Shares sold following the death or disability of a shareholder; with respect to the disability of a shareholder, the shareholder’s determination of disability and subsequent sale must have occurred within the 90 day (or 30 day) period the fee is active. In addition, if shares are exchanged into the Gartmore Money Market Fund following the death or disability of a shareholder, the exchange fee will not apply

•	Shares sold in connection with mandatory withdrawals from traditional IRAs after age 70 1/2 years and other required distributions from retirement accounts

•	Shares sold or exchanged from retirement accounts within 30 days of an automatic payroll deduction

•	Shares sold or exchanged by any “Fund of Funds” that is affiliated with the Fund

With respect to shares sold or exchanged following the death or disability of a shareholder, in connection with a required distribution from a retirement account, or within 30 days of an automatic payroll deduction, you must inform Customer Service or your intermediary that the redemption or exchange fee should not apply. You may have to produce evidence that you qualify for the exception before you will receive it.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE